UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 13, 2015
(Date of earliest event reported)

FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of incorporation or organization)	001-33662	(I.R.S. Employer Identification No.)

6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746
(Address of principal executive offices) (zip code)

(512) 433-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On March 13, 2015, Forestar Group Inc. (the “Company”) entered into an Amendment and Termination of Rights Agreement (the “Amendment”) with Computershare Trust Company, N.A. (the “Rights Agent”), which amended that certain Rights Agreement (the “Rights Agreement”), dated as of December 11, 2007, by and between the Company and the Rights Agent. The Amendment accelerates the expiration date of the Rights Agreement from December 11, 2017 to March 13, 2015, such that, as of 5:00 p.m. New York City time on March 13, 2015, the Series A Junior Participating Preferred Stock purchase rights (the “Rights”) will expire and no longer be outstanding and the Rights Agreement will terminate and be of no further force or effect.
The adoption of the Rights Agreement and summaries of the material terms thereof were disclosed in the Company’s Current Report on Form 8-K filed on December 11, 2007, which summaries are qualified in their entirety by reference to the full text of the Rights Agreement, filed as Exhibit 4.1 thereto.
The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Amendment, and is subject to and qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 1.02. Termination of a Material Definitive Agreement.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.

Item 3.03. Material Modification to Rights of Security Holders.
The information set forth under Item 1.02 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.
After the expiration of the Rights and termination of the Rights Agreement, on March 13, 2015 the Company filed with the Secretary of State of the State of Delaware a Certificate of Elimination eliminating from its Certificate of Incorporation, as amended and restated, the designation of certain shares of its preferred stock as Series A Junior Participating Preferred Stock; as a result, all shares of preferred stock designated as Series A Junior Participating Preferred Stock were eliminated and returned to the status of authorized but unissued shares of undesignated preferred stock.
The foregoing is a summary of the terms of the Certificate of Elimination. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, a copy of which is attached as Exhibit 3.01 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Item 8.01. Other Events.
On March 13, 2015, the Company issued a press release in connection with the termination of the Rights Agreement described in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

 Item 9.01. Financial Statements and Exhibits.
 (d)        Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Elimination, dated as of March 13, 2015
4.1	Amendment and Termination of Rights Agreement, dated as of March 13, 2015, by and between Forestar Group Inc. and Computershare Trust Company, N.A., as Rights Agent
99.1	Press Release, dated March 13, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date: March 13, 2015	By:	/s/ David M. Grimm
	Name:	David M. Grimm
	Title:	Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Certificate of Elimination, dated as of March 13, 2015
4.1	Amendment and Termination of Rights Agreement, dated as of March 13, 2015, by and between Forestar Group Inc. and Computershare Trust Company, N.A., as Rights Agent
99.1	Press Release, dated March 13, 2015

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